UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 21, 2007

                                Greatbatch, Inc.
                                ----------------
             (Exact name of registrant as specified in its charter)


        Delaware                        1-16137                  16-1531026
        --------                        -------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


                   9645 Wehrle Drive, Clarence, New York 14031
                   -------------------------------------------
              (Address of principal executive offices and Zip Code)


       Registrant's telephone number, including area code: (716)-759-6901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On November 21, 2007, Greatbatch Ltd., a New York corporation ("Purchaser"), Greatbatch, Inc., a Delaware corporation ("Greatbatch") and the shareholders of P Medical Holding SA, a societe anonyme organized and existing under the laws of Switzerland ("Precimed"), entered into a purchase agreement (the "Purchase Agreement") pursuant to which, subject to the satisfaction or waiver of the conditions therein, Purchaser will acquire all of the shares of Precimed and Precimed's right to acquire the operations of another company in the orthopedic industry. Under the terms of the Purchase Agreement, the aggregate purchase price will be approximately $125 million in cash, plus a contingent payment of up to approximately $10.0 million based on Precimed's 2008 earnings performance. The Purchase Agreement also provides for a payment of approximately $1.4 million in the event of a breach of contract by either party that results in a termination of the agreement prior to closing. Approximately $7.0 million will be placed in escrow to reimburse Purchaser for any indemnification claims as defined in the Purchase Agreement.


Section 8 - Other Events

Item 8.01 Other Events

     On November 26, 2007, Greatbatch issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that it has signed a definitive agreement to acquire Precimed, a leading technology-driven supplier to the orthopedic industry.

     On November 28, 2007, Greatbatch issued a press release, a copy of which is attached hereto as Exhibit 99.2, describing the Company's expanded strategic direction and providing preliminary financial estimates for 2008.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.     Title of Exhibit
-----------     ----------------

  99.1          Press Release of Greatbatch, Inc. dated November 26, 2007
  99.2          Press Release of Greatbatch, Inc. dated November 28, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GREATBATCH, INC.

Date: November 27, 2007                 By: /s/ Thomas J. Mazza
                                            ------------------------------------
                                            Thomas J. Mazza
                                            Senior Vice President and Chief
                                                Financial Officer